UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2024

National Beverage Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14170	59-2605822
(Commission File Number)	(IRS Employer Identification No.)

8100 SW Tenth Street, Suite 4000
Fort Lauderdale, Florida	33324
(Address of Principal Executive Offices)	(Zip Code)

(954) 581-0922

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	FIZZ	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 12, 2024, National Beverage Corp. announced a special cash dividend of $3.25 per share to shareholders of record on June 24, 2024 to be paid on or before July 24, 2024. This press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit 99.1	Press release dated June 12, 2024 announcing the Company’s declaration of a special cash dividend.

Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Beverage Corp.
(Registrant)

By:	/s/ George R. Bracken
George R. Bracken
Executive Vice President – Finance
(Principal Financial Officer)

Date: June 13, 2024

EXHIBIT INDEX

99.1	Press release dated June 12, 2024 announcing the Company’s declaration of a special cash dividend.

104	Cover Page Interactive Data File (formatted as Inline XBRL)